EXHIBIT 32.1

STATEMENT FURNISHED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002, 18 U.S.C. SECTION 1350

In connection with the Quarterly Report of Intelligent Buying, Inc. (the “Company”) on Form 10-QSB for the three months ended March 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, in the capacities and on the dates indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

1.          The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.          The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

/S/ Eugene Malobrodsky
_____________________
Eugene Malobrodsky, Chief Executive Officer
and Principal Executive Officer

Date:  May 16, 2006

/S/ David Gorodyansky
_____________________
David Gorodyansky, Principal Financial Officer

Date:  May 16, 2006

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities Exchange Commission or its staff upon request.